INVESTOR FAQ - July 2020 1. What did Briggs & Stratton announce? ● Briggs & Stratton has filed petitions for court-supervised voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code. ● In connection with this filing we have entered into a sales agreement with KPS Capital Partners, which will acquire essentially all of the company’s assets and assume certain customer, employee and vendor liabilities. Liabilities assumed include rebates and allowances, warranties, employee accrued vacation and post petition vendor accounts payable. ● We are pursuing a “Section 363” sale process, in which a firm has agreed to acquire certain of the company’s assets and liabilities at an agreed-upon price, and act as a stalking horse for other potential bidders for the business. ● KPS Capital Partners will act as the stalking-horse bidder in this sale process pending court approval. 2. Why take this action now? ● Over the past several months, we have explored multiple avenues with our advisors to strengthen our financial position and flexibility. The challenges faced during the COVID-19 pandemic have made reorganization the difficult but necessary and appropriate path forward to secure our business. ● During the last two months, we temporarily closed our U.S. manufacturing plants, implemented layoffs, furloughs and pay reductions among associates, and eliminated all non-essential SG&A spending and capital expenditures. While the business has since improved from the depths of the crisis, it has not been enough to sufficiently enhance financial flexibility. ● In addition, we have performed extensive forecasting and modeling of our fiscal year that ends June 30, 2021. The outcome of this exercise further supports our action to file for Chapter 11 reorganization. ● We remain focused and well positioned to continue serving our customers and end users globally with innovative products and solutions that enable them to get work done easier. 3. In March, the Company announced a repositioning, including the pursuit of the sale of certain assets, as it focuses its business. Why, then, does the company believe that bankruptcy and the sale of the entire company is now the preferred option to pursue? ● In March 2020, we presented a repositioning plan and pursued multiple avenues to enhance financial flexibility. These actions included the intended divestiture of certain assets including our turf products business, as well as a sale-leaseback of various owned properties. ● At the same time, continuing market headwinds, intensified by the unprecedented COVID-19 environment, hit our business at the beginning of the company’s peak selling season and its dramatic and prolonged impact on our business have proven particularly challenging. ● In addition to negatively affecting sales in the important fourth fiscal quarter, the pandemic created additional challenges in the capital and M&A markets, which we were not able to overcome. ● For these reasons, as well as the economic and market uncertainties going into fiscal 2021, reorganization became the necessary and appropriate direction for the company. 1

4. Will Briggs & Stratton continue to host investor conference calls during this process? ● We do not intend to issue earnings press releases or hold quarterly conference calls during this process. ● Investors will be able to obtain earnings information via http://www.bascoreorganization.com.   5. I am a Senior Note holder. What does this announcement mean for me? ● We are not in a position to speculate about what value, if any, Briggs & Stratton senior notes will have following the completion of the court-supervised process. ● Please consult your broker for additional information about the senior notes during the court-supervised process. 6. Will Briggs & Stratton be going out of business? ● No. Briggs & Stratton will continue normal business operations throughout the process. We will continue to produce, distribute, service and fully back our portfolio of innovative engines, robust turf, job site and standby products, and commercial battery systems. ● We are continuing to serve all of our customers and end users globally, and we will continue to evaluate the operating environment and make adjustments, as necessary. The DIP financing we have secured will support all of our businesses and customers throughout this process. ● In fact, the reorganization process gives us further opportunities to enhance our business to benefit our customers, channel partners and employees. We believe that Briggs & Stratton will become an even stronger, more influential partner to our customers, vendors and end users as we continue to innovate, develop, manufacture and support the power solutions to which our name has become synonymous. 7. Does Briggs & Stratton have enough liquidity to continue operating? Did Briggs & Stratton receive additional capital? ● Briggs & Stratton has received a commitment of approximately $677.5 million in Debtor-in-Possession (“DIP”) financing, with $265 million committed by KPS and the remaining $412.5 from our existing group of ABL lenders. ● We intend to use the DIP financing for employee compensation and health benefits, payment of vendors for work performed during the period, as well as the continuation of all normal business operations throughout the sales process. 8. What will happen to the Company’s common stock that I own? ● It is too early to definitively say what will ultimately happen to Briggs & Stratton’s common stock. ● Briggs & Stratton cautions that trading in its securities during the pendency of the Chapter 11 process is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s equity securities as a result of the Chapter 11 process. The Company expects that its equity holders will experience a complete loss on their investment, depending on the outcome of the Chapter 11 process. ● We are not in a position to speculate about what value, if any, Briggs & Stratton common stock will have following the completion of the court-supervised process. 2

● Please consult your broker for additional information about the stock and its status during the court-supervised process. 9. Can / should I sell my stock now? ● We are not in a position to offer investment advice. ● Briggs & Stratton cautions that trading in its securities during the pendency of the Chapter 11 process is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s equity securities as a result of the Chapter 11 process. The Company expects that its equity holders will experience a complete loss on their investment, depending on the outcome of the Chapter 11 process. ● Please consult your broker, who can provide you sound advice and the options available to you. 10. Are the assets that were contemplated for sale earlier this year still for sale? ● We have been working diligently with our advisors to strengthen our financial position in these tough economic times and have identified reorganization with a Section 363 sale as the appropriate and necessary one to take to secure our business and financial success moving forward. ● We must focus our efforts on the restructuring and company sale process as the appropriate and necessary steps to take to secure our business and financial success moving forward. We will revisit the previously announced asset sales at a future date. 11. What were some of the key issues that made asset sales not a viable, or preferred, option? ● The COVID-19 market environment made it difficult to continue with the planned divestitures, as the market for mergers and acquisitions slowed down considerably. 12. Are the assets earmarked for sale still available? Is the company still pursuing its reorganization, as outlined in March? ● Currently, activities related to sales of individual business units are on hold as we prioritize the 363 sale of the company and related restructuring. ● Together, we will conclude on the appropriate next steps regarding the strategic repositioning we announced this past March with the ultimate acquirer of the Company. 13. Going forward, who will be leading the Company? ● The Brigg & Stratton senior management team will continue leading the Company as it moves through bankruptcy and then beyond. ● The stability and retention of our dedicated team is important to KPS Capital Partners. 14. Several related companies have noted strength in the lawn and garden space. What has Briggs & Stratton’s experience been during this period? ● While it is our policy not to comment on current business, some parts of our business have experienced an improving trend while others have remained challenged. ● Overall, the current level of business, plus the outlook for the fiscal 2021 year, makes the current course of action through reorganization necessary and appropriate. 3

4